UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BAUDAX BIO, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Baudax Bio Announces Change in Location of its 2020 Annual Meeting of Shareholders to

its Corporate Headquarters

MALVERN, Pa., May 1, 2020 — Baudax Bio, Inc. (NASDAQ:BXRX) (the “Company”), a pharmaceutical company focused on therapeutics for acute care settings, today announced that due to the emerging health impact of the coronavirus pandemic, the Company has changed the location of its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to its corporate headquarters at 490 Lapp Road, Malvern, Pennsylvania 19355. As previously announced, the meeting is being held on Wednesday, May 6, 2020 at 9:00 A.M. (Eastern Time).

Shareholders who vote their shares by proxy do not need to attend the Annual Meeting. Attendees may be subject to health screening procedures upon entering the building consistent with practices advised by governmental authorities or as otherwise in place for visitors to the Company’s corporate office, and seating may be limited to comply with applicable social distancing guidelines.

The Company urges all shareholders of record as of the Record Date of March 17, 2020 to promptly submit their proxy by executing and returning the proxy card previously mailed to them or by following the alternative voting procedures described on their proxy card.

About Baudax Bio

Baudax Bio is a specialty pharmaceutical company focused on therapeutics for acute care settings. The Company’s first commercial product, ANJESO™, had its New Drug Application approved by FDA on February 20, 2020 for the management of moderate to severe pain, alone or in combination with other non-NSAID analgesics. ANJESO is a once daily IV NSAID with preferential Cox-2 activity, which has successfully completed three Phase III clinical trials, including two pivotal efficacy trials, a large double-blind Phase III safety trial and other studies for the management of moderate to severe pain. As a non-opioid, IV meloxicam has the potential to overcome many of the issues associated with commonly prescribed opioid therapeutics, including respiratory depression, constipation, excessive nausea and vomiting, as well as having no addictive potential while maintaining meaningful analgesic effects for relief of pain. For more information please visit www.baudaxbio.com.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements reflect Baudax Bio’s expectations about its future performance and opportunities that involve substantial risks and uncertainties. When used herein, the words “anticipate,” “believe,” “estimate,” “may,” “upcoming,” “plan,” “target,” “goal”, “intend” and “expect” and similar expressions, as they relate to Baudax Bio or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to Baudax Bio as of the date of publication on this internet site and are subject to a number of risks, uncertainties, and other factors that could cause Baudax Bio’s performance to differ materially from those expressed in, or implied by, these forward-looking statements. Baudax Bio assumes no obligation to update any such forward-looking statements. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. These forward-looking statements should be considered together with the risks and uncertainties that may affect Baudax Bio’s business and future results included in Baudax Bio’s filings with the Securities and Exchange Commission at www.sec.gov.

CONTACT:

Investor Relations Contact:

Argot Partners

Sam Martin / Claudia Styslinger

(212) 600-1902

sam@argotpartners.com

claudia@argotpartners.com

Baudax Bio, Inc.

Ryan D. Lake

(484) 395-2436

rlake@baudaxbio.com

Media Contact:

Argot Partners

David Rosen

(212) 600-1902

david.rosen@argotpartners.com

Baudax Bio, Inc.

490 Lapp Road

Malvern, Pennsylvania 19355

(484) 395–2470

www.baudaxbio.com

ADDITIONAL INFORMATION REGARDING ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 6, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Baudax Bio, Inc. (the “Company”), dated March 27, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Company’s Annual Meeting of Shareholders (the “2020 Annual Meeting”) to be held on Wednesday, May 6, 2020. This Supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location of the 2020 Annual Meeting and is being made available to shareholders on or about May 1, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 6, 2020

Dear Shareholder:

Due to the emerging public health impact of the coronavirus pandemic, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting has been changed. The 2020 Annual Meeting will now be held at the Company’s corporate offices located at 490 Lapp Road, Malvern, Pennsylvania 19355.

As described in the Proxy Statement, the Board fixed the close of business on March 17, 2020 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Attendees may be subject to health screening procedures upon entering the building consistent with practices advised by governmental authorities or as otherwise in place for visitors to the Company’s corporate office, and seating may be limited to comply with applicable social distancing guidelines.

Shareholders who vote by proxy do not need to attend the meeting. The Company urges all shareholders of record as of the Record Date to promptly submit their proxy by executing and returning the proxy card previously mailed to them or by following the alternative voting procedures described on their proxy card. Your vote is important.

For further information regarding the matters to be acted upon at the 2020 Annual Meeting, the Company urges you to carefully read the Proxy Statement in its entirety. The Company’s proxy materials are available at www.proxyvote.com.

By Order of the Board of Directors

Gerri Henwood
President and Chief Executive Officer

May 1, 2020